UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 23, 2006

                      BLOODHOUND SEARCH TECHNOLOGIES, INC.
                      ------------------------------------
             (Exact name of Registrant as specified in its charter)

            Nevada                       000-29553              88-0492640
            ------                       ---------              ----------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)


                       19901 Southwest Freeway, Suite 114
                              Sugar Land, TX 77479
                              --------------------
                    (Address of principal executive offices)

                                 (281) 207-5436
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                               2000 Thrasher Drive
                         Lake Havasu City, Arizona 86404
                         -------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

On January 23, 2006, Bloodhound Search Technologies, Inc. ("Bloodhound") issued 500,000 shares of its common stock to David Campbell, the Chief Executive Officer of Bloodhound. Such shares were issued in consideration for services rendered to Bloodhound by Mr. Campbell as Chief Executive Officer. The shares were issued under Section 4(2) of the Securities Act of 1933, as amended, and/or Regulation D promulgated by the Securities and Exchange Commission.

Section 8 - Other Events

Item 8.01 Other Events

On January 23, 2006, Bloodhound entered into a newsletter distribution agreement (the "Agreement") with BT Publishing LLC ("BT"). Pursuant to the Agreement, BT will prepare and publish a twelve page newsletter focusing primarily on Bloodhound. BT will distribute the newsletter under its own brand name to 500,000 recipients.

BT's services include the following: writing and editing the copy, designing the layout, obtaining necessary recipient lists and coordinating the logistical process (printing, database merge, and mailing).

BT is an independent contractor and publishes an independent, paid circulation newsletter. BT expects to generate new subscriber base and thereby new subscriber revenue, the amount of which is unknown at this time, from its services. BT represents that its officers, directors, and shareholders and employees have not, are not, and will not invest in, purchase, sell or trade in the securities of Bloodhound.

Bloodhound will cover all expenses associated with the publication as described in the Agreement. These expenses will be approximately $315,000 per publication and distribution for 500,000 copies. Both parties agree that the final costs and final number of copies may differ from the original estimate. Bloodhound will also compensate BT for its editorial and graphic design work, a fee of $15,000.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)   Financialt Statements of business acquired.          Not applicable

(b)   Pro forma financial information.                     Not applicable

(c)   Exhibits

Exhibit 99.1 Newsletter Distribution Agreement, dated January 23, 2006 between Bloodhound Search Technologies, Inc. and BT Publishing LLC


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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BLOODHOUND SEARCH TECHNOLOGIES, INC.
                                            (Registrant)

                                            By:    /s/ David Campbell
                                                   ------------------
                                            Name:  David Campbell
                                            Title: Chief Executive Officer

Date: January 23, 2006


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